SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     26-Dec-02

Financial Asset Securities Corp.

AS DEPOSITOR UNDER THE TRUST AGREEMENT, DATED
AS OF APRIL 1, 2002, PROVIDING FOR THE ISSUANCE OF
C-BASS MORTGAGE LOAN ASSET-BACKED
NOTES SERIES 2002-CB2

FINANCIAL ASSET SECURITIES CORP.
(Exact name of registrant as specified in its charter)

Delaware           333-60904-05          06-1442101
(State or Other    (Commission           (I.R.S. Employer
Jurisdiction of    File Number)          Identification
Incorporation)                           Number)

600 Steamboat Road
Greenwich, CT                  92618
(Address of Principal          (Zip Code)
Executive Offices)

Registrant's telephone number, including area code: 203-625-2700

Item 5.  Other Events

On        26-Dec-02a scheduled distribution was made from the
        trust to holders of the certificates. The Trustee has caused to be filed with the commission, the Monthly Report dated
          26-Dec-02The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area.

A.      Monthly Report Information:
        See Exhibit No.1

B.      Have any deficiencies occurred?   NO.
                   Date:
                   Amount:

C.      Item 1: Legal Proceedings:       NONE

D.      Item 2: Changes in Securities:   NONE

E.      Item 4: Submission of Matters to a Vote of Certificateholders:  NONE

F.      Item 5: Other Information - Form 10-Q, Part II -
        Items 1,2,4,5 if applicable:  NOT APPLICABLE

Item 7. Monthly Statements and Exhibits

        Exhibit No.

1. Monthly Distribution Report dated       26-Dec-02

C-BASS MORTGAGE LOAN
ASSET BACKED CERTIFICATES
SERIES 2002-CB2

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:             12/26/2002

        Beginning
        Certificate
Class   Balance(1) Principal   Interest
A-1     150,845,0844,580,670.90225,897.29
A-2     57,410,922.  999,489.24 95,363.55

M-1     11,478,000.        0.00 21,831.78
M-2     10,803,000.        0.00 24,917.80

B-1     8,777,000.0        0.00 25,532.51
B-2     4,051,000.0        0.00 17,014.24
N*      5,192,804.2  887,826.40 42,376.94

A-IO*   86,421,000.        0.00302,314.33
X*      244,715,338        0.00      0.00

R-3            0.00        0.00      0.00



                   Ending
                   Certificate
        Losses     Balance     Cusips
IA-1         $0.00 $146,264,413 12489WEQ3
IIA-1        $0.00 $56,411,432. 12489WER1

IM-1         $0.00 $11,478,000. 12489WET7
IIM-1        $0.00 $10,803,000. 12489WEU4

IB-1         $0.00 $8,777,000.0 12489WEV2
IIB-1        $0.00 $4,051,000.0 12489WEW0
N*      NA         $4,304,977.8 31738PAG3

A-IO*   NA         $86,421,000. 12489WES9
IX*     NA         $239,135,178        NA

R-3     NA               $0.00         NA



              AMOUNTS PER $1,000 UNIT


Class   Principal  Interest    Total
A-1     27.21794279  1.3422617928.56020458
A-2     15.30377028  1.4601676616.76393794

M-1      0.00000000  1.902054361.90205436
M-2      0.00000000  2.306562992.30656299

B-1      0.00000000  2.909024722.90902472
B-2      0.00000000  4.200009874.20000987
N*      94.44961690  4.5081851198.95780201

A-IO*    0.00000000  1.669571551.66957155
X*       0.00000000  0.000000000.00000000

R-3      0.00000000  0.000000000.00000000



        Ending                 Current
        Certificate            Pass-Through
Class   Balance    Losses      Interest Rate
IA-1    869.0902572  0.00000000  1.74000%
IIA-1   863.7487821  0.00000000  1.93000%

M-1     1000.000000  0.00000000  2.21000%
M-2     1000.000000  0.00000000  2.68000%

IB-1    1000.000000  0.00000000  3.38000%
IIB-1   1000.000000  0.00000000  4.88000%
IN      457.9763639  0.00000000  9.79800%

A-IO    477.2715976  0.00000000  4.20000%
X       885.4686284  0.00000000  0.00000%

R-3      0.00000000  0.00000000NA




Distribution Date:    26-Dec-02

        Distribution Statement
        Pooling and Servicing Agreement Dated May 1, 2000

i)   Distributions to the Holders      See Page 1

ii)  Class X Distribution Amount    See Page 1

iii)  OC Amt. (before distribut$1,350,331.17
      OC Release Amount            $0.00
      OC Def, (after dist)     $46,206.27
      OC Target Amount         $1,350,331.17
      OC Amount (after distribu$1,350,331.17

      Monthly Excess Interest  $934,032.67




iv) Servicing Fees             Group 1   Group 2
Servicing Fees                   $74,024    $37,374
Unpaid Special Servicing Fees         $0         $0
Special Servicing Fees           $14,700    $34,200
PMI Premiums                     $43,965    $13,435

v) Advances                    $355,020.12

vi) Beg Bal                    $177,231,9$67,483,349
End Bal                        $172,688,7$66,446,474
End count                                                    460

vii)  Wtd Avg Rem Term                                       319
Wtd Avg Mort. Rate                8.9343%    8.5179%

viii)  Delinquency And Foreclosure Information:

Group 2
        All Categories         Bankruptcy
        Number     Balance     Number    Balance
Current                       4                                -
30 days                                               323,559
60 days                                               194,301
90 days                                               600,861
120+ day                      1                  10,447,002
                               Foreclosure
        Number     Balance
Current                                     -
30 days                                     -
60 days                                     -
90 days                            135,513
120+ day                        3,012,398

Group 1 All Categories         Bankruptcy
        Number     Balance     Number       Balance
Current                     155                                -
30 days                                                 60,140
60 days                                               116,484
90 days                                               168,297
120+ day                                           1,250,068

        Foreclosure
        Number     Balance
Current                                     -
30 days                                     -
60 days                            117,645
90 days                            828,407
120+ day                        3,324,103



ix)     Loans that became REO properties       (see page 5)
x)      Total Book Value of REO Properties:    (see page 5)
                   Group 1               Group 2
xi)     Prepayments             4,378,640             928,915

xii)
Current Period Prepayment Penal                                -
Aggregate Prepayment Penalties                                 -
Prepayment Penalties allocable     108814       4038
xiii)
Aggregate Realized Losses incur       544          0
Cumulative Realized Losses            544          0
xiv)    Realized Loss Allocations         See Page 1

xv)     Accrued Certificate Interest      See Page 1

xvi)    Prepayment Interest Shortfall and Class Carryover Shortfall
                                         Class Carryover
                               PPIS      Shortfall
                   A-1F                 0          0
                    A-2F                0          0
                   A-3F                 0          0
                   A-1A                 0          0
                   M-1                  0          0
                   M-2                  0          0
                   B-1                  0          0
                   B-2                  0          0
                   N-1                  0          0
                   N-2                  0          0
                   A-IO                 0          0
                             X          0          0
                                        0          0

xvii)   Reserved
xviii)  Reserved
                               Group 1   Group 2
xix)    Trustee Fees              1403.09     534.24

xx)     Reserve Fund
                   Beginning Balance         5000.00
                   LIBOR Carryover Fund D       0.00
                   LIBOR Carryover distri       0.00
                   LIBOR Carryover owed t       0.00
                   Ending Balance            5000.00

xxii)   Trigger Event Occurrence         NO                0.00
        Cumulative Loss Percentage of Ori       0.00       0.00





xxv)    Available Funds                  Group 1
        Scheduled Interest Net of Servici     1,201,242.20
        Scheduled Principal                      164,100.87
        Unscheduled Principal                 4,378,639.99
                   Available Funds            5,743,983.06

        Available Funds                  Group 2
        Scheduled Interest Net of Servici        426,024.75
        Scheduled Principal                        62,297.52
        Unscheduled Principal                    928,915.49
                   Available Funds            1,417,237.76


xxvi)   Offered Certificates Pass-Through Rates See Page 1

xxvii)  Liquidation Report      See Page 6

xxviii) Mortgage Loans Purchased by Servicer

xxix)   Mortgage Loans Re-Purchased by Servicer


Libor Information  Original    Current PeNext Period

LIBOR                   1.8425%   1.3800%    0.0000%



                   Financial Asset Securities Corp.


                               By: /s/ Sheryl Christopherson
                               Name:  Sheryl Christopherson
                               Title: Vice President


Dated:   12/26/2002